As filed with the Securities and Exchange Commission on April 30, 2001


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]
Registration No. 333-46064

         Pre-Effective Amendment No. _                                 [ ]
         Post-Effective Amendment No. 2                                [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]
Registration No. 811-10017

         Amendment No. 3                                               [X]

FIRST DEFINED SECTOR FUND
(Exact Name of Registrant as Specified in Charter)

1001 Warrenville Road, Suite 300, Lisle, Illinois 60532
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (630) 241-4141

W. Scott Jardine, Esq.                           with a copy to:
Nike Securities L.P.                             Eric F. Fess
1001 Warrenville Road, Suite 300                 Chapman and Cutler
Lisle, Illinois 60532                            111 West Monroe Street
(Name and Address of Agent for Service)          Chicago, Illinois 60603

It is proposed that this filing will become effective (check appropriate box)

         [X] immediately upon filing pursuant to paragraph (b)
         [ ] on (date) pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on (date) pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

 If appropriate, check the following box:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

                     CONTENTS OF THE REGISTRATION STATEMENT

This Registration Statement comprises the following papers and contents:

         The Facing Sheet

         Part A--Prospectus

         Part B--Statement of Additional Information

         Part C--Other Information

         Signatures

         Index to Exhibits

         Exhibits

FIRST DEFINED SECTOR FUND

First Trust Financial Services Portfolio
First Trust Life Sciences Portfolio
First Trust Technology Portfolio

April 30, 2001

Prospectus


This prospectus is intended for use in connection with variable annuity policies offered by insurance companies. This prospectus provides important information to help you evaluate whether one of the funds listed above may be right for you.




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                       PAGE

FIRST TRUST FINANCIAL SERVICES PORTFOLIO..................................1
       Fund Overview......................................................1
FIRST TRUST LIFE SCIENCES PORTFOLIO.......................................2
       Fund Overview......................................................2
FIRST TRUST TECHNOLOGY PORTFOLIO..........................................3
       Fund Overview......................................................3
FUND ORGANIZATION.........................................................4
FUND MANAGEMENT...........................................................4
MANAGEMENT FEES AND EXPENSES..............................................4
FUND INVESTMENTS..........................................................5
HOW SECURITIES ARE SELECTED...............................................5
RISK FACTORS..............................................................6
INVESTMENT IN FUND SHARES.................................................7
REDEMPTION OF SHARES......................................................7
DISTRIBUTIONS AND TAXES...................................................8
12b-1 PLAN................................................................8
NET ASSET VALUE...........................................................9
FUND SERVICE PROVIDERS....................................................9
SHAREHOLDER INQUIRIES.....................................................9

First Trust Financial Services Portfolio

Fund Overview

Investment Objective

The fund seeks to provide above-average capital appreciation.

How the Fund Pursues Its Objective

The fund seeks to achieve its objective by investing primarily in common stocks issued by companies involved in the financial services industry, including, among others, money center banks, major regional banks, financial and investment service providers and insurance companies. The companies selected for the fund are researched and evaluated using database screening techniques, fundamental analysis and the judgment of the investment adviser's research analysts. The investment adviser seeks companies that it believes have above-average growth prospects.

The fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

What are the Risks of Investing in the Fund?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, the fund itself or stocks in general may fall in value. The fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

Because the fund is non-diversified, the fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The fund is also exposed to additional market risk due to its policy of concentrating in securities of companies in the financial services industry. The fund's relative lack of diversity may subject investors to greater market risk than other mutual funds.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been effective for a full calendar year.

First Trust Life Sciences Portfolio

Fund Overview

Investment Objective

The fund seeks to provide above-average capital appreciation.

How the Fund Pursues Its Objective

The fund seeks to achieve its objective by investing primarily in common stocks issued by companies involved in the healthcare industry. The fund may hold securities of issuers in many healthcare sectors including, among others, medical supplies, drugs, biotech, managed care and services management. The companies selected for the fund are researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the investment adviser's research analysts. The investment adviser seeks companies that it believes have above-average growth prospects.

The fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

What are the Risks of Investing in the Fund?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, the fund itself or stocks in general may fall in value. The fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

Because the fund is non-diversified, the fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The fund is also exposed to additional market risk due to its policy of concentrating in securities of companies in the healthcare industry. The fund's relative lack of diversity may subject investors to greater market risk than other mutual funds.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been effective for a full calendar year.

First Trust Technology Portfolio

Fund Overview

Investment Objective

The fund seeks to provide above-average capital appreciation.

How the Fund Pursues Its Objective

The fund seeks to achieve its objective by investing primarily in common stocks issued by companies involved in the technology industry including, among others, companies that offer computers, computer networking, software, semiconductor equipment and semiconductors. The companies selected for the fund are researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the investment adviser's research analysts. The investment adviser seeks companies that it considers to have above-average growth prospects.

The fund may also invest in futures, options, warrants, forward contracts and repurchase agreements.

What are the Risks of Investing in the Fund?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, the fund itself or stocks in general may fall in value. The fund's potential investment in foreign stocks presents additional risk including currency risk. Foreign companies may be affected by adverse political, diplomatic and economic developments, changes in foreign currency exchange rates, taxes, less publicly available information and other factors. As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

Because the fund is non-diversified, the fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The fund is also exposed to additional market risk due to its policy of concentrating in securities of companies in the technology industry. The fund's relative lack of diversity may subject investors to greater market risk than other mutual funds.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been effective for a full calendar year.

Fund Organization

Each fund is a series of the First Defined Sector Fund ("First Defined"), a non-diversified open-end management investment company registered under the Investment Company Act of 1940. Each fund constitutes a separate mutual fund with its own investment objective and policies. First Defined is organized as a Massachusetts business trust. Its Board of Trustees is responsible for its overall management and direction. The Board elects First Defined's officers and approves all significant agreements including those with the investment adviser, custodian and fund administrative and accounting agent. Board members are elected by owners of First Defined's shares of beneficial interest (the "shares").

Each share of a fund represents an interest in the securities held in the fund's portfolio. The funds are not offered directly to the public. Shares of the funds are sold only to insurance company separate accounts (the "Separate Accounts") to fund the benefits of variable annuity policies (the "Policies") issued by certain insurance companies. The Separate Accounts' variable annuity owners who have Policy values allocated to any of the funds have indirect rights in First Defined's shares.

Fund Management

The overall management of the business and affairs of the funds is the responsibility of the Board of Trustees of the funds.

First Trust Advisors L.P. ("First Trust"), 1001 Warrenville Road, Lisle, Illinois, 60532, is the investment adviser to the funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the funds' portfolios and certain other services necessary with the management of the portfolios.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, Nike Securities Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board of Trustees of the funds.

First Trust serves as subadvisor or advisor for over 50 mutual funds and is also the portfolio supervisor of unit investment trusts sponsored by Nike Securities L.P. ("Nike Securities"), some of which are substantially similar to the funds. Nike Securities, 1001 Warrenville Road, Lisle, Illinois 60532, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities is the sponsor and principal underwriter of the funds' shares and has sponsored or underwritten approximately $25 billion of investment company shares.

There is no one individual primarily responsible for portfolio management decisions for the funds. Investments are made under the direction of a committee. For additional information concerning First Trust, including a description of the services provided, see the Statement of Additional Information.

Management Fees and Expenses

For providing management services, First Trust is paid an annual fund management fee by each fund of 0.60% of average daily net assets.

Each fund pays for its own operating expenses such as custodial, transfer agent, administrative, accounting and legal fees; brokerage commissions; distribution and service fees; licensing fees (if applicable); extraordinary expenses; and its portion of First Defined's operating expenses. First Trust has agreed to waive fees and reimburse expenses for the funds through September 30, 2001 to prevent a fund's Total Annual Fund Operating Expenses (excluding brokerage expenses and extraordinary expenses) from exceeding 1.34% of the average daily net asset value of such fund.

Fund Investments

Equity Securities

Each fund invests primarily in equity securities. Eligible equity securities include common stocks; warrants to purchase common stocks; and securities convertible into common stocks, such as convertible bonds and debentures. In addition, the funds may invest in equity securities of foreign issuers, including depositary receipts that represent foreign common stocks deposited with a custodian.

Short-Term Investments

Each fund may invest in cash equivalents or other short-term investments including U.S. government securities, commercial paper, repurchase agreements, money-market funds or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the Statement of Additional Information.

Futures and Options

Each fund may invest in various investment strategies designed to hedge against changes in the values of securities the fund owns or expects to purchase or to hedge against interest rate or currency exchange rate changes. The securities used to implement these strategies include financial futures contracts, options, forward contracts, options on financial futures and stock index options.

Delayed Delivery Securities

Each fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date.

How Securities Are Selected

The funds invest primarily in the common stocks of companies that represent each fund's specific sector or industry. The companies selected for the funds are researched and evaluated by First Trust by using database screening techniques, fundamental analysis, and the judgment of their research analysts. First Trust seeks companies that it believes have above-average growth prospectus within the respective industry or sector.

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk. Such limitations are described in the Statement of Additional Information.

Hedging and Other Defensive and Temporary Investment Strategies

All of the funds may invest up to 100% of their assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, a fund may not be able to achieve its investment objective.

First Trust may also use various investment strategies designated to hedge against changes in the value of securities a fund owns or expects to purchase or to hedge against interest rate changes and to hedge against currency fluctuations during the settlement of portfolio transactions. These hedging strategies include using financial futures contracts, options, options on financial futures, foreign currency forward contracts or stock index options. The ability of a fund to benefit from options and futures is largely dependent on First Trust's ability to use such strategies successfully. A fund could lose money on futures transactions or an option can expire worthless.

Each fund's investment objective may not be changed without shareholder approval. The above investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds anticipate that their annual portfolio turnover rates will generally be between 20% and 100%. A turnover rate of 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and expenses.

Risk Factors

Risk is inherent in all investing. Investing in the funds involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a fund will meet its stated objective. Before you invest, you should consider the following risks.

Market risk: Market risk is the risk that a particular stock, an industry, a mutual fund or stocks in general may fall in value.

Small-cap company risk: The funds may invest in small capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger capitalization companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger capitalization companies.

Inflation risk: Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Foreign investment risk: The funds may invest in foreign securities. Securities issued by foreign companies or governments present risks beyond those of securities of U.S. issuers. Risks of investing in foreign securities include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers, and issuers in foreign countries. Prices of foreign securities also may be more volatile than U.S. stocks.

Concentration risk: Each fund is classified as "non-diversified." As a result, each fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by its own investment restrictions and by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since each fund may invest a relatively high percentage of its assets in a limited number of issuers, each fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. The funds are considered to be concentrated in the securities of their respective industries or sectors. A concentration makes a fund more susceptible to any single occurrence affecting the industry or sector and may subject the funds to greater market risk than more diversified funds. Particular risk factors for each sector are provided below.

         Financial Services Sector: Companies involved in the financial services industry are generally subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets, commercial and residential real estate loans and competition. In addition, such companies are subject to extensive regulation and tax law changes. Brokerage firms compete with banks and thrifts to provide traditional financial service products in addition to their traditional services, such as brokerage and investment advice. Insurance companies are also subject to the imposition of premium rate caps, pressure to compete globally, weather catastrophes and other disasters that require payouts and mortality rates.

         Life Sciences Sector: Companies in the life sciences sector are involved in medical supplies, drugs, biotech, managed care and services management. They are subject to governmental regulation of their products and services, increasing competition, termination of patent protections for drug products, litigation, the high costs of research and development and the risk that technological advances will render their products or services obsolete. Healthcare facility operators may also be affected by the demand for services, rate limitations and the restriction of government financial assistance.

         Technology Sector: Companies involved in the technology industry, including the communications and Internet sectors, must contend with rapidly changing technology, worldwide competition, aggressive pricing and reduced profit margins, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, government regulation and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Also, the stocks of many technology companies have exceptionally high price-to-earning ratios with little or no earnings histories. Many technology companies, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

Investment in Fund Shares

Shares of the funds are sold only to the Separate Accounts to fund the benefits of the Policies issued by certain insurance companies. The Separate Accounts purchase shares of the funds in accordance with variable account allocation instructions received from owners of the Policies. First Trust then uses the proceeds to buy securities for the funds. A Separate Account as a shareholder, has an ownership interest in the funds' investments.

The funds do not issue share certificates. Individual investors may not purchase or redeem shares of the funds directly; shares may be purchased or redeemed only through the Policies. There are no minimum investment requirements. All investments in a fund are credited to the shareholder's account in the form of full and fractional shares of the designated fund (rounded to the nearest 1/1000 of a share). For a discussion of how Policy owners may purchase fund shares, please refer to the prospectus for the applicable Separate Account. Owners of the Policies may direct purchase or redemption instructions to their respective insurance companies.

The price received for purchase requests will depend on when the order is received. Orders received before the close of trading on a business day will receive that day's closing price, otherwise the next business day's price will be received. A business day is any day the New York Stock Exchange is open for business and normally ends at 4:00 p.m. New York time. See "Net Asset Value" for a discussion of how shares are priced.

Redemption of Shares

Each fund offers to buy back (redeem) shares of the fund from the applicable Separate Account at any time at net asset value. The Separate Account will redeem shares to make benefit or surrender payments under the terms of the Policies or to effect transfers among investment options. Redemptions are processed on any day on which the funds are open for business and are effected at the net asset value next determined after the redemption order, in proper form, is received. Orders received before the close of trading on a business day will receive that day's closing price, otherwise the next business day's price will be received. For a discussion of how Policy owners may redeem shares, please refer to the prospectus for the applicable Separate Account.

A fund may suspend the right of redemption only under the following unusual circumstances:

      o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

      o when trading in the markets utilized is restricted, or when an emergency exists so that disposal of the fund's investments or determination of its net assets is not reasonably practicable; or

      o  during any period when the SEC may permit.

Distributions and Taxes

Automatic Reinvestment

All dividends declared by a fund will be reinvested into additional fund shares once a year. All realized long- or short-term capital gains of each Portfolio are declared once a year and reinvested in the fund.

Taxes and Tax Reporting

The Registrant intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. For a discussion of the tax status of the variable annuity Policy, please refer to the prospectus for the applicable Separate Account.

Internal Revenue Service Diversification Requirements

The funds intend to comply with the diversification requirements currently imposed by the Internal Revenue Service as a condition of maintaining the status of the funds under Section 817 of the Internal Revenue Code. First Trust reserves the right to depart from the investment strategy of a fund in order to meet these diversification requirements. See the Statement of Additional Information for more specific information.

12b-1 Plan

Nike Securities serves as the selling agent and distributor of the funds' shares. In this capacity, Nike Securities manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to compensate Nike Securities for its costs in connection with these activities, each fund has adopted a service plan under Rule 12b-1 under the Investment Company Act of 1940. Each fund may spend up to 0.25% per year of its average daily net assets as a service fee. Nike Securities uses the service fee to compensate the respective insurance companies for providing account services to Policy owners. These services include establishing and maintaining Policy owners' accounts, supplying information to Policy owners, delivering fund materials to Policy owners, answering inquiries, and providing other personal services to Policy owners. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment any may cost you more than paying other types of sales charges. In addition, the Plan allows First Trust to use a portion of its advisory fee to compensate Nike Securities for other expenses, including printing and distributing prospectuses to persons other than shareholders or Policy owners, and the expenses of compensating its sales force and preparing, printing and distributing advertising, sales literature and reports to shareholders and Policy owners used in connection with the sale of shares.

Net Asset Value

The price of fund shares is based on a fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each fund by taking the market price of the fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets are generally valued as set forth below. Common stocks and other equity securities listed on any national or foreign exchange or on the Nasdaq National Market System will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation day, securities traded principally on a national or foreign exchange or on the Nasdaq National Market System will be valued at the mean between the most recent bid and ask prices. Equity securities traded in the over-the-counter market, which are not traded in the Nasdaq National Market System, are valued at their most recent trade price. Short-term securities with a remaining maturity of 61 days or more will be valued by the fund accounting agent at current market quotations using an independent pricing service or principal market maker. Bonds and other fixed income securities (other than the short-term securities described above) are generally valued by using market quotations provided by dealers or a pricing service. The value of any portfolio security held by a fund for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation or such valuation is deemed inappropriate by First Trust will be determined by the funds' Valuation Committee in a manner that most fairly reflects fair value of the security on the valuation date.

For funds that hold securities that trade primarily on foreign exchanges, the net asset value of a fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Fund Service Providers

The custodian of the assets of the funds is PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, PA 19153. PFPC also provides certain accounting services to the funds. The funds' transfer, shareholder services, fund accounting and dividend paying agent, ICA Fund Services Corp., 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018, performs bookkeeping, data processing, accounting and administrative services for the operation of the funds and the maintenance of shareholder accounts. Investment Company Administration, 2020 E. Financial Way, Suite 100, Glendora, CA 91741, serves as the administrator of the funds. See the Statement of Additional Information for an additional discussion of fund expenses.

Shareholder Inquiries

All inquiries regarding the funds should be directed to the applicable fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, 1-800-621-1675.

First Defined Sector Fund


First Trust Financial Services Portfolio
First Trust Life Sciences Portfolio
First Trust Technology Portfolio

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on the funds' policies and operation. The SAI and the prospectus are intended for use in connection with variable annuity policies offered by various insurance companies. Call the fund at 1-800-621-1675 to request a free copy of the SAI or for other fund information.

You may also obtain this and other fund information, including the code of ethics adopted by First Trust, Nike Securities and the funds, in the Securities and Exchange Commission's ("SEC") Public Reference Room. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund information is also available on the EDGAR Database on the SEC's website at http://www.sec.gov, or may be obtained at proscribed rates by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549-0102.

First Defined Sector Fund
1001 Warrenville Road, Suite 300
Lisle, Illinois 60532
(800) 621-1675
www.nikesec.com


File No. 811-10017

                                       B-1
PART B

                       STATEMENT OF ADDITIONAL INFORMATION

FT DEFINED PORTFOLIOS LLC
FIRST DEFINED SECTOR FUND
                                 April 30, 2001

This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus for the applicable funds and should be read in conjunction with the prospectuses for the funds, dated April 30, 2001. A Prospectus may be obtained by calling 1-800-621-1675, or writing 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

                                TABLE OF CONTENTS
                                                                PAGE

General Information and History....................................1
Investment Policies................................................2
Sector Description................................................14
Description of Strategy Funds.....................................17
Description of the Nasdaq-100 Index...............................18
Nasdaq-100 Index..................................................18
Investment Risks..................................................19
Additional Sector Fund Industry Risks.............................21
Additional Foreign Issuer Risks...................................26
Fund Management...................................................28
Performance Data of Investment Strategies.........................32
Investment Advisory and Other Services............................34
Purchases, Redemptions and Pricing of Interests...................37
12b-1 Plan........................................................39
Additional Information............................................40
Tax Status........................................................41

General Information and History

FT Defined Portfolios LLC (the "FT Fund") and First Defined Sector Fund (the "First Defined Fund") are non-diversified, open-end management series investment companies. The FT Fund was organized as a Delaware limited liability company on April 27, 2000. Currently, the FT Fund has two series authorized and outstanding. Each series of the FT Fund represents membership interests (the "interests") in a separate portfolio of securities and other assets, with its own objectives and policies. The series of the FT Fund consists of the Nasdaq Target 15 Portfolio and First Trust 10 Uncommon Values Portfolio (the "FT Funds"). The First Defined Fund was organized as a Massachusetts business trust on April 27, 2000. Currently, the First Defined Fund has three series authorized and outstanding. Each series of the First Defined Fund represents shares of beneficial interest (the "shares"), in a separate portfolio of securities and other assets, with its own objectives and policies. (The "shares" and the "interests" are collectively referred to as the "interests".) The series of the First Defined Fund consists of the First Trust Financial Services Portfolio, First Trust Life Sciences Portfolio and First Trust Technology Portfolio (the "Sector Funds" and the "First Defined Funds"). The Nasdaq Target 15 Portfolio and First Trust 10 Uncommon Values Portfolio are referred to herein as the "Strategy Funds". The Strategy Funds and the Sector Funds are collectively referred to herein as the "Funds" and individually referred to as a "Fund." Interests of the Funds are sold only to insurance company separate accounts (the "Separate Accounts") to fund the benefits of variable annuity policies (the "Policies"). Such Policies are issued by Allmerica Financial Life Insurance and Annuity Company ("Allmerica") for the FT Fund and possibly by various insurance companies for the First Defined Fund.

Investment Policies

The Prospectus describes the investment objectives and strategies of each of the Funds. Each Fund is also subject to the following fundamental policies which may not be changed without approval of the holders of a majority of the outstanding voting interests of the Fund:

(1)......A Fund may not issue senior securities, except as permitted under the
Investment Company Act of 1940.

(2)......A Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as, obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3)......A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)...... A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)......A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies,
(ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund's total assets.

(6)......A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7)......A Fund may not pledge, mortgage or hypothecate any of its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33-1/3% of the Fund's total assets at the time of the borrowing or investment.

(8)......A Strategy Fund may invest more than 25% of its assets in the securities of issuers in any single industry if the applicable investment strategy for the Fund selects securities in a manner that results in such a concentration. A Sector Fund may invest more than 25% of its assets in the securities of issuers in the industry represented by the Fund. Notwithstanding the foregoing, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Risk Factors" in the Prospectus and "Additional Fund Industry Risks" herein for a discussion of the risks associated with the concentration of a Fund's holdings in a given industry.) Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The foregoing fundamental policies and the investment objective of a Fund may not be changed without the affirmative vote of the majority of the outstanding voting interests of a Registrant (or of a particular Fund, if appropriate). The Investment Company Act of 1940 ("1940 Act") defines a majority vote as the vote of the lesser of (i) 67% of the voting interests represented at a meeting at which more than 50% of the outstanding interests are represented or (ii) more than 50% of the outstanding voting interests. With respect to the submission of a change in an investment policy to the holders of outstanding voting interests of a particular Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting interests of such Fund vote for the approval of such matter, notwithstanding that (1) such matter has not been approved by the holders of a majority of the outstanding voting interests of any other Fund affected by such matter, and (2) such matter has not been approved by the vote of a majority of the outstanding voting Registrant interests.

In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies which may be changed by the Board of Trustees.

Warrants

Each Fund may invest in warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

Securities Lending

Each Fund may also lend portfolio securities to broker-dealers and financial institutions to realize additional income. A Fund will not lend its portfolio securities or other assets, if as a result, more than 33 1/3% of the Fund's total assets, including collateral received, would be lent to broker-dealers or other parties. Such loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking-to-market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. Securities loaned by a Fund remain subject to fluctuations in market value. A Fund may pay reasonable finders, custodian and administrative fees in connection with a loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by First Trust to be of good standing.

During the period that a Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Fund may also incur expenses in enforcing its rights. If a Fund has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

Delayed-Delivery Transactions

A Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

Each Fund will maintain in a segregated account cash, U.S. government securities, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Illiquid Securities

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegates has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed First Trust to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Money Market Funds

Each Fund may invest in shares of money market funds to the extent permitted by the Investment Company Act of 1940.

Temporary Investments

Each Fund may, without limit as to percentage of assets, purchase U.S. government securities or short-term debt securities to keep cash on hand fully invested or for temporary defensive purposes. Short-term debt securities are securities from issuers having a long-term debt rating of at least A or higher by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch"), or A- or higher by Duff & Phelps, Inc. ("D&P") and having a maturity of one year or less.

Short-term debt securities are defined to include, without limitation, the following:

(1)......U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal

Housing Administration, Farmers Home Administration, Export-Import Bank of United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

(2)......Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore; certificates of deposit purchased by a Fund may not be fully insured.

(3)......Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4)......Repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. The period of these repurchase agreements will usually be short, from overnight to one week. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Funds may invest. In addition, the Funds may only enter into repurchase agreements where the market value of the purchased securities/collateral equals at least 100% of principal including accrued interest and is marked-to-market daily. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds, however, intend to enter into repurchase agreements only with financial institutions and dealers believed by First Trust to present minimal credit risks in accordance with criteria established by the Fund's Board of Trustees. First Trust will review and monitor the creditworthiness of such institutions. First Trust monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. First Trust does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5)......Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6)......Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, Duff 2 or higher by D&P or Fitch 2 or higher by Fitch.

Hedging Strategies

General Description of Hedging Strategies
A Fund may engage in hedging activities. First Trust may cause a Fund to utilize a variety of financial instruments, including options, forward contracts, futures contracts (sometimes referred to as "futures"), and options on future contracts to attempt to hedge the Fund's holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions
The Registrant has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to
Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options
A Fund may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Indices or a more narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

A Fund's use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indexes will be subject to the ability of First Trust to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts
Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Future Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the respective Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. Each Fund expects to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the Nasdaq-100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

A Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund use put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Funds' securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of a securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquires.

As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. Each Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on First Trust's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Risks and Special Considerations Concerning Derivatives
In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

(1)......Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with a Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of a Fund's overall investments and investment objective.

(2)......Credit Risk. Credit risk is the risk that a loss be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only within counterparties that First Trust reasonably believes are capable of performing under the contract.

(3)......Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4)......Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

(5)......Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6)......Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Foreign Currency Transactions. The Funds may engage in foreign currency forward contracts, options, and futures transactions. Such Funds may enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the Funds invest in a currency futures or options contract, they must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Funds may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, the Funds may segregate assets to cover its futures contracts obligations.

Risks and Special Considerations Concerning Foreign Currencies
(1)......Currency Risks. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although each Fund values its assets daily in U.S. dollars, a Fund may not convert its holdings of foreign currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies. Funds may engage in foreign currency exchange transactions in connection with its portfolio investments. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.

(2)......Forward Foreign Currency Exchange Contracts. The Funds may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. First Trust believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in a Fund's best interest to do so. The Funds will not speculate in foreign currency exchange.

The Funds will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of their portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that First Trust believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Funds will not enter into a forward foreign currency exchange contract with a term longer than one year.

(3)......Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put options has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

(4)......Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of the First Trust, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

(5)......Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

(6)......Special Risks Associated with Foreign Currency Futures Contracts and
Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of First Trust, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Foreign Investments

Indirect Foreign Investment--Depositary Receipts. The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European and other markets. For purposes of such Fund's investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do no eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Direct Foreign Investments. The Funds may invest directly in the securities of foreign issuers. In consideration of whether to invest in the securities of a foreign company, First Trust considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. First Trust also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located. Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Insurance Law Restrictions

In connection with the Registrant's agreement to sell shares to the Separate Accounts, First Trust may enter into agreements with certain insurance companies, required by certain state insurance departments, under which First Trust may agree to use its best efforts to assure and to permit those insurance companies to monitor each Fund for compliance with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the insurance company would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Registrant's operations.

Sector Descriptions

Financial Services Sector

The financial industry has undergone several significant changes during its storied history. Perhaps none have been more noteworthy than the recent overturn of the Glass-Steagall Act. Firms can now create "financial supermarkets" that offer services including traditional banking, insurance underwriting, securities underwriting, investment brokerage and merchant banking.

First Trust believes that there are a few major trends that should continue pushing the financial industry. The first is an aging population. Nearly three out of ten people in the U.S. are baby boomers. Scores of them have already started, or soon will start, planning for their retirement just as they are entering their peak earning years. Another driving factor behind the industry is technological innovation. Improved technology has enabled financial companies to increase their volume and reduce transaction costs in order to attract consumers. E-commerce, once viewed as a threat, is now being embraced by many in the industry.

Because most purchases made over the Internet are charged, companies that offer credit card services are realizing that e-commerce represents a significant source of potential revenue. Others have begun offering products and services over the Internet simply to satisfy growing demand or as an effective cross-selling tool.

For much of the industry, however, the greatest impact may come from merger and acquisition activity. U.S. M&A activity continues to remain strong, led by the telecommunications, radio and TV, and banking industries. Now that the Glass-Steagall Act is no longer a barrier, companies throughout the financial industry can now use consolidation as a way to compete more effectively and implement new growth strategies just as other industries have done.

In addition, the following factors should contribute to the growth of the financial services sector:

(1)......According to NYSE.com, in 2000, trading volume on the New York Stock
Exchange was up nearly 30% versus the previous year.

(2)......The banking industry is generally healthy due to a strong economy, relatively low interest rates, and recent favorable regulatory changes.

(3)......First Trust believes that the recent proposal to eliminate the pooling method of accounting will add further pressure for consolidation within the industry.

(4)......According to Standard & Poor's industry surveys, in the decade of the
1990s, assets under management grew from just over $1.07 trillion to more than $6.84 trillion. Much of this growth can be attributed to increased retirement savings and gains in the stock market.

You should be aware that there is no assurance that the projections stated herein will be realized.

Life Sciences Sector

Health care currently represents the single largest sector within the U.S. economy. In 1999, expenditures for the entire industry were approximately $1.2 trillion and the Health Care Financing Administration predicts this total will top $2 trillion by 2008. The health care industry has been responsible for several discoveries that have led to new drugs and products designed to better serve the ever-growing and aging population. These discoveries have improved the quality of life, and also the life expectancy of millions. More recent research relating to areas such as genomics, are providing avenues of growth never before imagined. Debilitating diseases, previously untreatable, are now often manageable or even curable. You should be aware that an investment in health care stocks is riskier than a more diversified investment and there is no guarantee that the objectives of the portfolio will be achieved.

According to the American Hospital Association ("AHA"), over half of all surgeries performed in U.S. community hospitals are done on an outpatient basis. Technological advances made to medical devices have helped fuel this trend. New devices have been developed that are less invasive, often eliminating the need for extensive inpatient surgery. First Trust believes that further advances may also serve to keep costs down and create demand for medical products, devices and supplies.

U.S. pharmaceutical companies sold an estimated $134 billion of prescription drugs in 1999, up from approximately $125 billion in 1998. Managed care providers, especially HMOs, encourage the use of pharmaceuticals because they are regarded as a relatively inexpensive form of treatment and are less invasive.

Concerning the biotechnology industry, First Trust believes the essence of biotechnology lies in research and development. Since the first biotech breakthrough in 1982, involving genetically engineered human insulin, nearly 100 products have come to market. Recent advances in computer science technology have the potential to expedite the process of moving medicines through the pipeline.

In addition, the following factors should promote growth in the life sciences sector:

(1)......According to Standard & Poor's Industry Surveys, U.S. citizens that are
65 and older represent around 15% of the nation's total population, but account for approximately one-third of total health care costs. In light of the aging baby boomer population, we believe demand for health care products has the potential to remain strong in coming years.

(2)......According to Standard & Poor's Industry Surveys, U.S. medical equipment manufacturers generate approximately half of their revenues outside of the U.S. As a result, many companies have begun to relocate production and R&D facilities overseas in order to reduce costs and better serve foreign markets.

(3)......Mergers, acquisitions and partnerships are viewed as an effective means of achieving growth in the health care industry in light of high research and development costs.

(4)......A faster FDA approval process coupled with an increase in the length of patent protection, from 17 to 20 years, are two positive changes instituted to help pharmaceutical and biotechnology companies grow their businesses.

The Funds are not sponsored, advised, or created by Lehman Brothers Inc. Lehman Brothers Inc.'s only relationship to First Trust is the licensing of certain trademarks and tradenames of Lehman Brothers Inc. and of the "10 Uncommon Values" and the sale to First Trust of research which is determined, composed and calculated by Lehman Brothers Inc. without regard to First Trust or the Funds. In addition, Lehman Brothers Inc. may also receive fees for brokerage services provided to a Fund as well as unit investment trusts sponsored by Nike Securities L.P. Lehman Brothers Inc., in its general securities business acts, as agent or principal in connection with the purchase and sale of equity securities, including the equity securities held in a Fund and may act as a market maker in certain of the equity securities.

Technology Sector

It is now estimated that over 300 million people are connected to the Web worldwide. The technology that makes it all possible is developed by computer, software, networking, and communications companies. Now that the infrastructure is in place, First Trust believes the focus of technology is shifting to e-commerce. E-commerce can be divided into two main categories: business-to-consumer and business-to-business. Business-to-business online revenues were roughly $213 billion in 2000, while business-to-consumer revenues were estimated to be as much as $45 billion.

E-commerce and business-to-business commerce are creating demand and opportunity for software products in many areas including supply-chain management ("SCM") and database software. These software systems can navigate massive amounts of data to help streamline manufacturing and distribution, monitor inventories, and perform transaction management.

Technology has played an integral part in the economic prosperity enjoyed by the U.S. during the 1990s. It has helped increase productivity and curb inflation. We believe that the Internet should continue to fuel technological innovation for years to come as businesses of all sizes go online to increase distributions and boost efficiency.

The value of information lies in its application. Computer networks connect computers and peripheral equipment so that information can be shared. As e-commerce evolves, the need for businesses to network with suppliers and customers should create strong demand for those companies that provide equipment and data networking services.

The Impact of E-Commerce

First Trust expects the expanding use of e-commerce to result in significant cost savings in transactions. In addition, using the Internet to improve forecasting and replenishment of products, companies should be able to reduce inventory costs as suppliers are linked by just-in-time inventory systems. First Trust believes e-commerce should dramatically reduce the amount of time it takes to process orders. In addition, customer service costs should be reduced through the use of a Web customer service interface to decrease errors.

Furthermore, the following factors should contribute to the growth of the e-commerce industry:

(1)......According to the Industry Standard, half of all U.S. households own a computer. Lower-income households are buying personal computers at a faster rate than any other segment, in part, because of the introduction of models that retail below $1,000.

(2)......According to the Industry  Standard,  more than 120 million people are online in the U.S. alone, and the number of online users is expected to dramatically increase in the future.

(3)......According to PriceWaterhouseCoopers LLP, investment in technology is growing. The worldwide IT market was valued at $360 billion in 1993. By 2002, IBM expects the overall IT market to grow to approximately $1.6 trillion.

(4)......According to the Industry Standards, more than half of the traffic now carried over telecommunications networks is data.

(5)......According to Infobeads, semiconductor sales rose 31 percent from 1999 to a record $221.1 billion in 2000.

You should be aware that a concentrated investment in technology stocks is riskier than a more diversified investment and that technology company stocks, especially those that are Internet-related, have experienced extreme price volatility. There is no assurance that the projections stated herein will be realized.

Description of Strategy Funds

As described in the Funds' Prospectus of each Strategy Fund is primarily invested in accordance with an investment strategy. Each year, as discussed in the Prospectus, the portfolio of each Strategy Fund is adjusted in accordance with its investment strategy. See "Fund Overview" in the Prospectus for the relevant Fund for a more detailed description of its investment strategy. There is, of course, no guarantee that the objective of any Fund will be achieved.

Any changes in the components of any of the respective indices or in the composition of the stocks listed on the New York Stock Exchange, American Stock Exchange or Nasdaq Stock Market made after the respective Stock Selection Date will not cause a change in the identity of the common stocks included in the applicable Fund, including any additional equity securities deposited thereafter until the next Stock Selection Date when the portfolio of the each Fund will be adjusted in accordance with its investment strategy.

Investors should note that each Fund's investment criteria is applied and will in the future be applied to the equity securities selected for inclusion in the Fund as of the applicable Stock Selection Date. Additional equity securities which were originally selected through this process may be purchased throughout the year, as investors may continue to invest in the Fund, even though the yields on these equity securities may have changed subsequent to the previous Stock Selection Date. These equity securities may no longer be included in the index, or may not meet a Fund's selection criteria at that time, and therefore, such equity securities would no longer be chosen for inclusion in the Fund if the selection process were to be performed again at that time. Accordingly, the equity securities selected and the percentage relationship among the number of shares will not change for purchases or sales by a Fund until the next annual Stock Selection Date.

Licensing Arrangements with Lehman Brothers, Inc.

As noted in the Prospectus, the objective of the First Trust 10 Uncommon Value Portfolio is to provide the potential for above-average capital appreciation by investing the Fund's portfolio in the ten common stocks selected by the Investment Policy Committee of Lehman Brothers Inc. with the assistance of the Research Department of Lehman Brothers Inc. which, in the opinion of Lehman Brothers Inc., have the greatest potential for capital appreciation during the next year. The selection was based upon a determination by Lehman Brothers Inc. that the selected stocks are deemed to have an above-average appreciation potential against the S&P 500 Index over the 12 months following the selection of the portfolio. More than 70 Lehman analysts along with the Firm's Investment Policy Committee select 10 common stocks from a universe of more than 1,000 equity securities the Firm covers. The Firm's equity analysts believe that these 10 stocks have the fundamental, sector, and technical attributes that best position them to outperform the S&P 500 Index in the 12 months following the date of recommendation. Each Lehman equity research analyst appears before the Firm's Investment Policy Committee to present the best ideas, from the universe of stocks they follow, for the next 12 months. The Investment Policy Committee analyzes each idea in terms of the underlying fundamentals for the company and for the industry. After this intensive screening process has been completed, the list of stocks is reviewed again to determine which companies offer the best potential for market outperformance. The Firm's Investment Policy Committee examines the factors relating to the chosen sectors including where it is in the economic cycle and its implications for the company's prospects. Each selection's trading pattern is reviewed to determine a technical snapshot. Historical and recent price movements are also reviewed. Finally, the Lehman Brothers Investment Policy Committee selects what it believes to be the 10 best ideas for the year--the 10 Uncommon Values(R). Lehman Brothers has nearly 150 years of experience in analyzing securities markets. The Firm's Equity Research Department, dedicated to providing insightful analysis of global stock markets and companies, is recognized for the quality and timeliness of its investment recommendations. Over 135 analysts provide in-depth coverage of more than 60 industries worldwide, with teams located in New York, Boston, San Francisco, Washington, D.C., London, Sao Paulo, Tokyo, and Hong Kong. The 10 Uncommon Values(R) is one measure of the Equity Research department's enduring success. Since its inception in 1949, the annual list has heralded an exciting opportunity for investors--an opportunity to benefit from the expertise of an internationally recognized leader in securities analysis. The stocks included in this Fund are adjusted annually in accordance with the new selections of Lehman Brothers for subsequent years.

Lehman Brothers Inc. is one of the leading global investment banks serving institutional, corporate, government and high net worth individual clients and customers. Lehman Brothers' business includes capital raising for clients through securities underwriting and direct placements;' corporate finance and strategic advisory services; merchant banking; securities sales and trading; research; and the trading of foreign exchange, derivative products and certain commodities.

The Funds are not sponsored, advised, or created by Lehman Brothers Inc. Lehman Brothers Inc.'s only relationship to First Trust is the licensing of certain trademarks and tradenames of Lehman Brothers Inc. and of the "10 Uncommon Values" and the sale to First Trust of research which is determined, composed and calculated by Lehman Brothers Inc. without regard to First Trust or the Funds. In addition, Lehman Brothers Inc. may also receive fees for brokerage services provided to a Fund as well as unit investment trusts sponsored by Nike Securities L.P. Lehman Brothers Inc., in its general securities business acts, as agent or principal in connection with the purchase and sale of equity securities, including the equity securities held in a Fund and may act as a market maker in certain of the equity securities.

Description of the Nasdaq-100 Index

The Nasdaq Target 15 Portfolio invests in stocks included in the Nasdaq-100 Index. The following is a description of this index.

Nasdaq-100 Index

The Nasdaq-100 Index represents the largest and most active non-financial domestic and international issues listed on the Nasdaq Stock Market(R). The index is calculated based on a modified capitalization weighted methodology. The Nasdaq Stock Market lists approximately 5,000 companies and trades more shares per day than any other major U.S. market.

The Funds are not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to First Trust (the "Licensee") is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Funds. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The corporations have not liability in connection with the administration, marketing or trading of the Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE

FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Investment Risks

Generally

An investment in a Fund should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in a Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by a Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in a Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by such Fund. The equity securities held in a Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund's purchase and sale of the equity securities and other factors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

First Trust shall not be liable in any way for any default, failure or defect in any equity security held in a Fund's portfolio.

Legislation

At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the equity securities in a Fund or the issuers of the equity securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum industry, may have a negative impact on certain companies represented in a Fund. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Fund or will not impair the ability of the issuers of the equity securities held in a Fund to achieve their business goals.

Liquidity

Whether or not the equity securities in a Fund are listed on a securities exchange, the principal trading market for the equity securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities held in a Fund may be sold to meet transfers, partial withdrawals or surrenders and the value of a Fund will be adversely affected if trading markets for the equity securities are limited or absent.

Lack of Diversification

Each Fund is classified as "non-diversified" and therefore a Fund is only limited as to the percentage of its assets which may be invested in securities of any one issuer by its own investment restrictions and by diversification requirements imposed by the Internal Revenue Code of 1986, as amended. A Fund may therefore invest a relatively high percentage of its assets in a limited number of issuers. This can expose each Fund to potentially greater market fluctuations than might be experienced by a diversified fund. Each Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuer in which it invests. For example, an investment in the Nasdaq Target 15 Portfolio may subject an investor to additional risk due to the relative lack of diversity in its portfolio since the portfolio contains only 15 stocks. Therefore, the Nasdaq Target 15 Portfolio may be subject to greater market risk than other funds which may contain a more diversified portfolio of securities. A Fund is not designed to be a complete investment program for an investor. Variable annuity Policy owners, in light of their own financial situations and goals, should consider other additional funding options in order to diversify the allocations of their Policy assets.

Small Capitalization Companies

Certain or all of the equity securities in the Funds may be small cap company stocks. While, historically, small cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund which contain these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical of a national securities exchange.

Litigation

Certain of the issuers of equity securities in certain Funds may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health care expenditures, aggregate many billions of dollars.

In November 1998, certain companies in the U.S. tobacco industry, including Philip Morris, entered into a negotiated settlement with several states which would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation and/or legislation could adversely affect the value, operating revenues and financial position of tobacco companies and could adversely affect the Funds.

Certain of the Funds may include the common stock of Microsoft Corporation. Microsoft was engaged in litigation with Sun Microsystems, Inc. ("Sun"), the U.S. Department of Justice and several state Attorneys General. The complaints against Microsoft included copyright infringement, unfair competition and anti-trust violations. The claims sought injunctive relief and monetary damages. Microsoft and Sun have entered into a settlement agreement whereby all pending claims brought by Sun against Microsoft have been dropped, Sun has granted Microsoft a non-exclusive license to distribute certain Sun technologies for a seven-year period and Microsoft has agreed to pay Sun $20 million. In the action brought against Microsoft by the U.S. Department of Justice, the United States District Court for the District of Columbia issued findings of fact that included a finding that Microsoft possesses and exercised monopoly power. The court also entered an order finding that Microsoft exercised this power in violation of the Sherman Antitrust Act and various state antitrust laws. Subject to appeal, the court has determined that Microsoft must split into two companies and change some of its business practices. One company would retain the Microsoft Windows operating systems; the other company would offer Microsoft's other software and Web products--such as Outlook, Internet Explorer, BackOffice and Microsoft Network. Microsoft has appealed this ruling. It is possible that any remedy could have a material adverse impact on Microsoft, however, it is impossible to predict the impact that any penalty may have on Microsoft's business in the future.

Additional Strategy Fund Risks

Equity securities in a Strategy Fund from time to time may be sold under certain circumstances described in the Prospectus or herein. Each Strategy Fund, however, is not actively managed and equity securities in a Fund will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation or if the equity securities no longer meet the criteria by which they were selected for a Fund. However, equity securities will be sold on or about each annual Stock Selection Date in accordance with its stock selection strategy.

Additional Fund Industry Risks

The following is a discussion of additional risks affecting particular industry sectors represented in the Funds.

Financial Sector. An investment in the financial services sector should be made with an understanding of the problems and risks inherent in the bank and financial services sector in general.

Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Recently, bank profits have come under pressure as net interest margins have contracted, but volume gains have been strong in both commercial and consumer products. There is no certainty that such conditions will continue. Bank and thrift institutions had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks and thrifts because they generally have a portion of their assets invested in loans secured by real estate. Banks, thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC"), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have increased significantly and have undergone substantial change in recent years. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act enacted in August 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, the Resolution Trust Corporation Refinancing, Restructuring, and Improvement Act of 1991 and the regulations promulgated under these laws. Their impact on the business, financial condition and prospects of the equity securities in the First Trust Financial Services Portfolio cannot be predicted with certainty. The recently enacted Gramm-Leach-Bliley Act repealed most of the barriers set up by the 1933 Glass-Steagall Act which separated the banking, insurance and securities industries. Now banks, insurance companies and securities firms can merge to form one-stop financial conglomerates marketing a wide range of financial service products to investors. This legislation will likely result in increased merger activity and heightened competition among existing and new participants in the field. Efforts to expand the ability of federal thrifts to branch on an interstate basis have been initially successful through promulgation of regulations, and legislation to liberalize interstate banking has recently been signed into law. Under the legislation, banks will be able to purchase or establish subsidiary banks in any state, one year after the legislation's enactment. Since mid-1997, banks have been allowed to turn existing banks into branches. Consolidation is likely to continue. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Additional legislative and regulatory changes may be forthcoming. For example, the bank regulatory authorities have proposed substantial changes to the Community Reinvestment Act and fair lending laws, rules and regulations, and there can be no certainty as to the effect, if any, that such changes would have on the equity securities in the First Trust Financial Services Portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability such as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks and thrifts face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers as has been recently enacted. Among other benefits, the legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit. First Trust makes no prediction as to what, if any, manner of bank and thrift regulatory actions might ultimately be adopted or what ultimate effect such actions might have on the First Trust Financial Services Portfolio.

The Federal Bank Holding Company Act of 1956 generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 25% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining Federal Reserve Board ("FRB") approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

The FRB has issued a policy statement on the payment of cash dividends by bank holding companies. In the policy statement, the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. First Trust makes no prediction as to the effect, if any, such laws will have on the equity securities in this sector or whether such approvals, if necessary, will be obtained.

Companies involved in the insurance industry are engaged in underwriting, reinsuring, selling, distributing or placing of property and casualty, life or health insurance. Other growth areas within the insurance industry include brokerage, reciprocals, claims processors and multiline insurance companies. Insurance company profits are affected by interest rate levels, general economic conditions, and price and marketing competition. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

In addition to the normal risks of business, companies involved in the insurance industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as: (i) the inherent uncertainty in the process of establishing property-liability loss reserves, particularly reserves for the cost of environmental, asbestos and mass tort claims, and the fact that ultimate losses could materially exceed established loss reserves which could have a material adverse effect on results of operations and financial condition;
(ii) the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophe losses which could have a material adverse impact on their financial condition, results of operations and cash flow; (iii) the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claims settlement practices; (iv) the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability rating; (v) the extensive regulation and supervision to which insurance companies' subsidiaries are subject, various regulatory initiatives that may affect insurance companies, and regulatory and other legal actions; (vi) the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; (vii) the need to adjust the effective duration of the assets and liabilities of life insurance operations in order to meet the anticipated cash flow requirements of its policyholder obligations, and (vii) the uncertainty involved in estimating the availability of reinsurance and the collectibility of reinsurance recoverables.

The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulations. First Trust is unable to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations could cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

Environmental pollution clean-up is the subject of both federal and state regulation. By some estimates, there are thousands of potential waste sites subject to clean up. The insurance industry is involved in extensive litigation regarding coverage issues. The Comprehensive Environmental Response Compensation and Liability Act of 1980 ("Superfund") and comparable state statutes ("mini-Superfund") govern the clean-up and restoration by "Potentially Responsible Parties" ("PRP's"). Superfund and the mini- Superfunds ("Environmental Clean-up Laws" or "ECLs") establish a mechanism to pay for clean-up of waste sites if PRPs fail to do so, and to assign liability to PRPs. The extent of liability to be allocated to a PRP is dependent on a variety of factors. Further, the number of waste sites subject to clean-up is unknown. Very few sites have been subject to clean-up to date. The extent of clean-up necessary and the assignment of liability has not been established. The insurance industry is disputing many such claims. Key coverage issues include whether Superfund response costs are considered damages under the policies, when and how coverage is triggered, applicability of pollution exclusions, the potential for joint and several liability and definition of an occurrence. Similar coverage issues exist for clean up and waste sites not covered under Superfund. To date, courts have been inconsistent in their rulings on these issues. An insurer's exposure to liability with regard to its insureds which have been, or may be, named as PRPs is uncertain. Superfund reform proposals have been introduced in Congress, but none have been enacted. There can be no assurance that any Superfund reform legislation will be enacted or that any such legislation will provide for a fair, effective and cost-efficient system for settlement of Superfund related claims.

While current federal income tax law permits the tax-deferred accumulation of earnings on the premiums paid by an annuity owner and holders of certain savings-oriented life insurance products, no assurance can be given that future tax law will continue to allow such tax deferrals. If such deferrals were not allowed, consumer demand for the affected products would be substantially reduced. In addition, proposals to lower the federal income tax rates through a form of flat tax or otherwise could have, if enacted, a negative impact on the demand for such products.

Companies engaged in investment banking/brokerage and investment management include brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies. Earnings and share prices of companies in this industry are quite volatile, and often exceed the volatility levels of the market as a whole. Recently, ongoing consolidation in the industry and the strong stock market has benefited stocks which investors believe will benefit from greater investor and issuer activity. Major determinants of future earnings of these companies are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as on the stock prices, of these companies. Furthermore, there can be no assurance that the issuers of the equity securities included in the First Trust Financial Services Portfolio will be able to respond in a timely manner to compete in the rapidly developing marketplace. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

Life Sciences and Pharmaceutical Sectors. An investment in the life sciences and pharmaceutical sectors should be made with an understanding of the characteristics of the healthcare industry and the risks which such investment may entail.

Healthcare companies include companies involved in advanced medical devices and instruments, drugs and biotech, healthcare/managed care, hospital management/health services and medical supplies. These companies have potential risks unique to their sector of the healthcare field. These companies are subject to governmental regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from new products or services, generic drug sales, the termination of patent protection for drug or medical supply products and the risk that technological advances will render their products or services obsolete. The research and development costs of bringing a drug to market are substantial, and include lengthy governmental review processes with no guarantee that the product will ever come to market. Many of these companies may have losses and may not offer certain products for several years. Such companies may also have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. In addition, healthcare facility operators may be affected by events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

As the population of the United State ages, the companies involved in the healthcare field will continue to search for and develop new drugs, medical products and medical services through advanced technologies and diagnostics. On a worldwide basis, such companies are involved in the development and distributions of drugs, vaccines, medical products and medical services. These activities may make the healthcare and medical services sector very attractive for investors seeking the potential for growth in their investment portfolio. However, there are no assurances that a Fund's objectives will be met.

Legislative proposals concerning healthcare are proposed in Congress from time to time. These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of pre-paid healthcare plans.

Technology, Communications and Internet Sectors. An investment in the technology industry, including the communications and Internet sectors, should be made with an understanding of the characteristics of the technology industry and the risks which such an investment may entail.

Technology companies generally include companies involved in the development, design, manufacture and sale of computers, computer-related equipment, computer networks, communications systems, telecommunications products, electronic products and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the equity securities included in this sector depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the equity securities included in this sector will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the securities.

Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of securities will obtain orders of similar magnitude such as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of securities held in the Funds.

Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the equity securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. For example, recent proposals would prohibit the distribution of obscene, lascivious or indecent communications on the Internet. The adoption of any such laws could have a material adverse impact on the securities in the Funds.

Additional Foreign Issuer Risks

Since certain of the portfolio securities included in the Funds may consist of common stocks of foreign issuers, an investment in such Funds involves certain investment risks that are different in some respects from an investment in a fund which invests entirely in common stocks of domestic issuers. These investment risks include the possible imposition of future political or governmental restrictions which might adversely affect the payment or receipt of dividends on the relevant portfolio securities, the possibility that the financial condition of the issuers of the portfolio securities may become impaired or that the general condition of the relevant stock market may deteriorate, the limited liquidity and relatively small market capitalization of the relevant securities market, the imposition of expropriation or confiscatory taxation, economic uncertainties, the lack of the quantity and quality of publicly available information concerning the foreign issuers as such issuers are generally not subject to the same reporting and accounting requirements as domestic issuers, and the effect of foreign currency devaluations and fluctuations on the value of the common stocks and dividends of foreign issuers in terms of U.S. dollars. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

On the basis of the best information available to First Trust at the present time, none of the portfolio securities in such Funds are currently subject to exchange control restrictions under existing law which would materially interfere with payment to such Funds of dividends due on, or proceeds from the sale of, the foreign portfolio securities. The adoption of such restrictions or other legal restrictions could adversely impact the marketability of the foreign portfolio securities and may impair the ability of such Funds to satisfy its obligation to redeem shares or could cause delays or increase the costs associated with the purchase and sale of the foreign portfolio securities and correspondingly affect the price of its shares.

The purchase and sale of the foreign portfolio securities may be made in foreign securities markets. Although First Trust does not believe that the Funds will encounter obstacles in acquiring or disposing of the foreign portfolio securities, investors should be aware that in certain situations it may not be possible to purchase or sell a foreign portfolio security in a timely manner for any number of reasons, including lack of liquidity in the relevant market, the unavailability of a seller or purchaser of the foreign portfolio securities, and restrictions on such purchases or sales by reason of federal securities laws or otherwise. An investment in such Funds will also be subject to the risks of currency fluctuations associated with investments in foreign equity securities trading in non-U.S. currencies.

Certain of the equity securities in the Funds may be in ADR or GDR form. ADRs, which evidence American Depositary Receipts and GDRs, which evidence Global Depositary Receipts, represent common stock deposited with a custodian in a depositary. American Depositary Shares and Global Depositary Shares (collectively, the "Depositary Receipts") are issued by a bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. For purposes of the discussion herein, the terms ADR and GDR generally include American Depositary Shares and Global Depositary Shares, respectively.

Depositary Receipts may be sponsored or unsponsored. In an unsponsored facility, the depositary initiates and arranges the facility at the request of market makers and acts as agent for the Depositary Receipts holder, while the company itself is not involved in the transaction. In a sponsored facility, the issuing company initiates the facility and agrees to pay certain administrative and shareholder-related expenses. Sponsored facilities use a single depositary and entail a contractual relationship between the issuer, the shareholder and the depositary; unsponsored facilities involve several depositaries with no contractual relationship to the company. The depositary bank that issues Depositary Receipts generally charges a fee, based on the price of the Depositary Receipts, upon issuance and cancellation of the Depositary Receipts. This fee would be in addition to the brokerage commissions paid upon the acquisition or surrender of the security. In addition, the depositary bank incurs expenses in connection with the conversion of dividends or other cash distributions paid in local currency into U.S. dollars and such expenses are deducted from the amount of the dividend or distribution paid to holders, resulting in a lower payout per underlying share represented by the Depositary Receipts than would be the case if the underlying share were held directly. Certain tax considerations, including tax rate differentials and withholding requirements, arising from the application of the tax laws of one nation to nationals of another and from certain practices in the Depositary Receipts market may also exist with respect to certain Depositary Receipts. In varying degrees, any or all of these factors may affect the value of the Depositary Receipts compared with the value of the underlying shares in the local market. In addition, the rights of holders of Depositary Receipts may be different than those of holders of the underlying shares, and the market for Depositary Receipts may be less liquid than that for the underlying shares. Depositary Receipts are registered securities pursuant to the Securities Act of 1933 and may be subject to the reporting requirements of the Securities Exchange Act of 1934.

For the equity securities that are Depositary Receipts, currency fluctuations will affect the U.S. dollar equivalent of the local currency price of the underlying domestic shares and, as a result, are likely to affect the value of the Depositary Receipts and consequently the value of the equity securities. The foreign issuers of securities that are Depositary Receipts may pay dividends in foreign currencies which must be converted into dollars. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Therefore, for any securities of issuers (whether or not they are in Depositary Receipt form) whose earnings are stated in foreign currencies, or which pay dividends in foreign currencies or which are traded in foreign currencies, there is a risk that their United States dollar value will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies.

Exchange Rate. The Funds may be comprised substantially of equity securities that are principally traded in foreign currencies and as such, involve investment risks that are substantially different from an investment in a fund which invests in securities that are principally traded in United States dollars. The United States dollar value of each Fund's portfolios and of the distributions from the portfolios will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports of goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well--particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

First Trust will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by First Trust may not be indicative of the amount in United States dollars a Fund would receive had the Fund sold any particular currency in the market. The foreign exchange transactions of a Fund will be conducted by the Fund with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).


Fund Management

The officers of the FT Fund and the First Defined Fund (collectively, the "Registrants") manage their day to day operations and are responsible to their Board of Trustees. The management of a Fund, including general supervision of the duties performed for a Fund under the Investment Advisory and Management Agreement, is the responsibility of its Board of Trustees. The Trustees set broad policies for each Fund and choose the Registrants' officers. The following is a list of the Trustees and officers of the Registrants and a statement of their present positions and principal occupations during the past five years, with the Trustee who is an "interested person" (as such term is defined in the Investment Company Act of 1940) of the Registrants indicated by an asterisk. The mailing address of the officers and Trustees, unless otherwise noted, is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

                                                                           Principal Occupations
Name, Age and Address          Position and Offices with Registrant        During Past 5 Years
---------------------          ------------------------------------        -------------------
(1) Robert J. Bartel           Trustee                                     Board Member (1996 to Present), First
730 Windmill Circle                                                        American Federal Savings Bank of
Bristol, VA 24201                                                          Virginia; Tri-City Advisory Board (1999
D.O.B.:  11/31                                                             to Present), First American Bank; Senior
                                          *                                Financial Advisor (1997 to Present), United
                                                                           Management Company, LLC; Trustee (1997 to
                                                                           Present), United Investment Trust; Chairman
                                                                           of  the Board  (1989 to 1996), Charter
                                                                           Federal  Savings Bank.

*James A. Bowen                 President, Chairman of the Board,          President, Nike Securities and Managing
D.O.B.:  9/55                   Chief Executive Officer and Trustee        Director, First Trust Advisors.

(1) Mark R. Bradley             Treasurer, Controller, Chief               Chief Financial Officer, Managing
D.O.B.:  11/57                  Financial Officer and Chief                Director, Nike Securities and First Trust
                                Accounting Officer                         Advisors.

Susan M. Brix                   Assistant Vice President                   Representative, Nike Securities;
D.O.B.:  01/60                                                             Assistant Portfolio Manager, First Trust
                                                                           Advisors.

Robert F. Carey                 Vice President                             Senior Vice President, Nike Securities
D.O.B.:  07/63                                                             and First Trust Advisors.


Richard E. Erickson             Trustee                                    Physician, Sportsmed/Wheaton Orthopedics.
327 Gundersen Drive
Carol Stream, IL 60188
D.O.B.:  04/51

David B. Field                  Vice President                             Senior Vice President, Nike Securities;
D.O.B.:  02/49                                                             Senior Vice President, Chief Investment
                                                                           Officer, First Trust Advisors; Of Counsel
                                                                           (1998 to Present), Johnson Westra, Attorneys;
                                                                           Adjunct Professor of Finance (1999 to Present),
                                                                           Kellstadt Graduate School of Business, DePaul
                                                                           University.

Patrick M. Fitzgerald           Trustee                                    President, Available Business Group Inc.
4141 S. Peoria Street                                                      (Printing products and distribution).
Chicago, IL 60609
D.O.B.:  03/53

W. Scott Jardine                Secretary                                  Senior Vice President and General
D.O.B.:  05/60                                                             Counsel, Nike Securities and First Trust
                                                                           Advisors.

Niel B. Nielson                 Trustee                                    Pastor (1997 to Present), College Church
330 East Union                                                             in Wheaton; Partner (1996 to 1997),
Wheaton, IL 60187                                                          Ritchie Capital Markets (Options
D.O.B.:  03/54                                                             Trading); Vice President (1995 to 1996),
                                                                           The Service-Master Company; Senior Vice
                                                                           President (1984 to 1995), Chicago Research
                                                                           and Trading--NationsBank.

(1)      Mr. Bartel is Mr. Bradley's father-in-law.

The following table sets forth estimated total compensation for the First Trust Fund complex for the fiscal year ended December 31, 2001 and compensation estimated to be paid by the Registrants to each of the Trustee who are not designated "interested persons" during the Registrants' fiscal year ending December 31, 2001. The Registrants have no retirement or pension plans. The officers and the Trustee who are "interested persons" as designated above serve without any compensation from the Registrants.

                                                               Estimate           Aggregate
                                           Estimated           Compensation       Compensation
                                           Compensation From   From First         From Fund
Name of Trustee                            FT Fund(1)          Defined Fund(1)    Complex(2)
--------------------------                 ------------------  ----------------   -------------

Robert J. Bartel...................        $                   $                  $22,781.25
Richard E. Erickson................        $                   $                  $22,781.25
Patrick M. Fitzgerald..............        $                   $                  $22,781.25
Niel B. Nielson....................        $                   $                  $22,781.25

        Total......................        $                   $                  $91,125.00
                                                                                  ===========

(1) Based on the estimated compensation to be paid to the independent Trustees for the fiscal year ending December 31, 2001 for services to the applicable Registrant.

(2) Based on the compensation paid to independent Trustees for the fiscal year ended December 31, 2000 for service to the sixteen open-end funds advised by First Trust.

As of April 15, 2001, the Trustees and officers of the Funds, owned, in the aggregate, less than 1% of the interests of the Funds. As of such date, Separate Account VA-K of Allmerica is the record owner of all of the interests of the Funds and Nike Securities L.P. is the beneficial owner of all of such interests. As a result of such ownership, Nike Securities L.P. possesses the ability to significantly affect the outcome of any matter voted on by shareholders. Nike Securities L.P. will be deemed to control the Funds so long as it beneficially owns more than 25% of a Fund's voting securities.

Performance

A Fund may quote its total return and yield in reports to shareholders, sales literature, and advertisements. These performance measures are described below. Performance advertised for a Fund may or may not reflect the effect of any charges that are imposed under a variable annuity Policy that is funded by the Registrant. Such charges, described in the variable annuity prospectus, will have the effect of reducing a Fund's performance.

Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Fund. Yield is a measure of the net investment income per interest earned over a specific one month or 30-day period expressed as a percentage of the net asset value.

A Fund's standardized average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's interests on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period.

The standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Fund has been in existence, if it has not been in existence for one of the prescribed periods.

Non-standardized total return may also be advertised. The non-standardized total return is not subject to a prescribed formula. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment ("initial investment") in the Fund's interests on the first day of the period and computing the "end value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and is not intended to indicate future performance.

The yield for a Fund is computed in accordance with a standardized method prescribed by the rules of the SEC. Under that method, yield is computed by dividing the net investment income per interest earned during the specified one month or 30-day period by the offering price per interest on the last day of the period, according to the following formula:

              Yield     =   2[ (a - b + 1) (6) - 1]
                                -----
                                cd
Where:
         a =  dividends and interest earned during the period;
         b =  expenses accrued for the period (net of reimbursements);
         c = the average daily number of interests outstanding during the period that were entitled to receive dividends; and
         d = the offering price (net asset value) per interest on the last day of the period.

In computing the yield, a Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that a Fund uses to prepare annual and interim financial statements in accordance with generally accepted accounting principles.

A Fund's performance quotations are based upon historical results and are not necessarily representative of future performance. A Fund's interests are sold at net asset value. Returns and net asset value will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Interests of a Fund are redeemable at the then current net asset value, which may be more or less than original cost.

The performance of the Funds may be compared to the performance of other mutual funds, mutual fund indices or annuity indices with similar objectives and policies as reported by various sources, including Lipper Analytical Services, Inc. ("Lipper") and CDA Investment Technologies, Inc. ("CDA"). Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. A Fund's performance may also be compared to that of the Consumer Price Index or various unmanaged stock and bond indices including, but not limited to, Salomon Brothers Broad Investment Grade Index, Lehman Brothers High Yield Index,
Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government/Corporate Bond Index, Salomon Brothers Treasury Index, S&P MidCap 400 Index, Morgan Stanley Capital International World Index, Morgan Stanley Capital International Europe and Australia, Far East Equity Index, Russell 2000 Index, Russell MidCap Index, Dow Jones Industrial Average, Hang Seng Index, Ibbotson Small Cap Index, Financial Times and S&P 500 Index. There are differences and similarities between the investments which a Fund may purchase and the investments by the market indicators.

From time to time, a Fund also may quote information from publications including, but not limited to, the following: Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, The New York Times, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indices of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Certain of these alternative investments may offer fixed rates of return and guaranteed principal, and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds

Index (COFI). A Fund may also advertise its portfolio or its significant holdings at any given time. A Fund may also periodically advertise tax-deferred compounding charts and other hypothetical illustrations.

As of the end of the Funds' fiscal year, December 31, 2000, the Funds' had not yet commenced investment operations. As a result, no performance information regarding the Funds' first fiscal year is included in this statement of Additional Information.

Performance Data of Investment Strategies

As of the end of the Funds' fiscal year, December 31, 2000, the Funds had not yet commenced investment operations. However, certain aspects of the investment strategies can be demonstrated using historical data.

The following table shows hypothetical performance and information for the strategies employed by the Funds noted below, but not any actual Fund, and the actual performance of the S&P 500 Index. The information for each investment strategy assumed that the strategy was fully invested as of the beginning of each year and that each Stock Selection Date was the last day of the preceding year. In addition, the performance information does take into consideration the estimated net expenses of the Funds (after expense reimbursements) but does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the variable annuity policies or any taxes. Any of such charges will lower the returns shown. All of the figures set forth below have been adjusted to take into account the effect of currency exchange rate fluctuations of the U.S. dollar, where applicable (i.e., returns are stated in U.S. dollar terms). The returns shown in the following tables and graphs are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with a Fund's portfolio. Both stock prices

(which may appreciate or depreciate) and dividends (which may be increased, reduced or eliminated) will affect the returns. Each investment strategy has underperformed its respective index or indices in certain years. Accordingly, there can be no assurance that a Fund's portfolio will outperform its respective index (or combination thereof, where applicable).

The following table compares the hypothetical performance of the investment strategy of the Nasdaq Target 15 Portfolio and the performance of the S&P 500 Index, Nasdaq-100 Index and the DJIA, each of those years (and as of the most recent quarter).

An investor in a Fund would not necessarily realize as high a total return on an investment in the stocks upon which the hypothetical returns are based for the following reasons: the total return figures shown reflect estimated and not actual expenses and do not reflect taxes; the Funds are established at different times of the year; and the Funds may not be fully invested at all times or equally weighted in all stocks comprising a strategy. Further, the returns also do not reflect the deduction of any insurance fees or charges which are imposed by the insurance companies that sponsor the Separate Accounts in connection with the sale of variable annuity policies. Investors should refer to the prospectus for the applicable Separate Account for a description of those fees and charges which have a detrimental effect on the performance of the Funds. If the above-mentioned charges were reflected in the hypothetical returns, the returns would be lower than those presented here.

The returns shown below for the Nasdaq Target 15 Strategy do not represent the results of actual trading using client assets but were achieved by means of the retroactive application of a strategy that was designed with the benefit of hindsight. These returns should not be considered indicative of the skill of First Trust. The returns may not reflect the impact that any material market or economic factors might have had if the strategies had been used during the periods shown to actually manage client assets. During most of the period shown in the table below, First Trust did not manage or supervise accounts which employed strategies similar to the hypothetical strategies shown below. The returns shown below for the strategies are not a guarantee of future performance and should not be used to predict the expected returns of a Fund. Each strategy has the potential for loss.

These figures are for calendar years; the Funds may use different 12-month periods.

                      COMPARISON OF TOTAL RETURN (2)

Hypothetical Strategy Total Returns (1)   Index Total Returns

                                                     Nasdaq-
              Nasdaq Target  S&P 500                 100
    Year      15 Strategy    Index        DJIA       Index
------------  -------------- ------------ ---------- ---------
    1986       21.78%        18.31%       27.00%       6.89%
    1987       12.98%         5.33%        5.66%      10.49%
    1988       -1.64%        16.64%       16.03%      13.54%
    1989       36.10%        31.35%       32.09%      26.17%
    1990       -6.42%        -3.30%       -0.73%     -10.41%
    1991      107.72%        30.40%       24.19%      64.99%
    1992       -1.20%         7.62%        7.39%       8.86%
    1993       27.36%         9.95%       16.87%      11.67%
    1994        9.40%         1.34%        5.03%       1.74%
    1995       52.49%        37.22%       36.67%      43.01%
    1996       58.69%        22.82%       28.71%      42.74%
    1997       33.92%        33.21%       24.82%      20.76%
    1998      121.49%        28.57%       18.03%      85.43%
    1999       99.03%        20.94%       27.06%     102.08%
    2000       _____%        _____%       _____%      _____%

(1) The strategy stocks for the Nasdaq Target 15 Strategy for a given year consist of the stocks selected by applying the strategy as of the beginning of the period.

(2) Total Return represents the sum of the change in market value of each group of stocks between the first and last trading day of a period plus the total dividends paid on each group of stocks during the period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return does not take into consideration any taxes. Total Return assumes that all dividends are reinvested semi-annually and all returns are stated in terms of the United States dollar.

There can be no assurance that any Fund will outperform any index shown. Investors should not rely on the preceding financial information as an indication of the past or future performance of a Fund. This information may be used in advertisements.

Investment Advisory and Other Services

Investment Adviser

First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Funds. As investment adviser, First Trust provides the Funds with professional investment supervision and management and permits any of its officers or employees to serve without compensation as Trustees or officers of the Registrant if elected to such positions. First Trust provides each Fund with discretionary investment services and certain other services necessary with the management of the portfolios. Specifically, First Trust is responsible for supervising and directing the investments of each Fund in accordance with each Fund's investment objective, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. First Trust is responsible for effecting all security transactions on behalf of each Fund. First Trust is also responsible for compliance with the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to each Fund (relating to the diversification requirements applicable to investments in underlying variable annuity contracts and/or regulated investment companies).

First Trust Advisors L.P. ("First Trust") is an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, Nike Securities Corporation. Grace Partners is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Grace Partners' and Nike Securities Corporation's primary business is investment advisory and broker/dealer services through their interests. Nike Securities Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust is controlled by Grace Partners and Nike Securities Corporation.

First Trust is also adviser or subadviser to over 50 mutual funds and is the portfolio supervisor of certain unit investment trusts sponsored by Nike Securities L.P. ("Nike Securities") which are substantially similar to the Funds in that they have the same investment objectives and strategies as the various Funds but have a finite life. Nike Securities specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Trust (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust introduced the first insured unit investment trust in 1974 and to date more than $27 billion in First Trust unit investment trusts have been deposited.

First Trust acts as investment adviser to the Funds pursuant to an Investment Advisory and Management Agreement. The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Registrant, or the interest holders of each Fund. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding interests of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that First Trust, its partners, directors, officers, employees, and certain other persons performing specific functions for a Fund will only be liable to a

Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations and duties under the agreement. As compensation for its services, each Fund pays First Trust a fee as described in the Prospectus. Provisions regarding expense limitations are described in the Prospectus. As of the end of the Funds' first fiscal year, the Funds had not yet commenced investment operations. As a result, no advisory fees were collected during the fiscal year ended December 31, 2000.

Nike Securities, 1001 Warrenville Road, Lisle, Illinois 60532, serves as the principal underwriter of the interests of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Funds (the "Distribution Agreement"). The officers of the Registrant described as being associated with Nike Securities are affiliated persons of both the Registrant and Nike Securities. Pursuant to the Distribution Agreement, the Fund appointed Nike Securities to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nike Securities sells shares to the Separate Accounts. Pursuant to the Distribution Agreement, Nike Securities, at its own expense, finances certain activities incident to the sale and distribution of the interests of the Funds, including printing and distribution of prospectuses and statements of additional information to other than existing shareholders and the printing and distributing of sales literature and advertising. Nike Securities does not receive underwriting commissions for its sale of interest of the Funds, but does receive compensation pursuant to a Rule 12b-1 plan adopted by the Fund and described herein under "12b-1 Plan."

Custodian and Transfer Agent

The custodian has custody of all securities and cash of the Registrant maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds. PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, PA 19153, acts as custodian for each Fund. ICA Fund Services Corp., 4455 E. Camelback Road, Suite 261E, Phoenix, AZ, 85018, is the transfer, shareholder services, accounting and dividend-paying agent for each Fund and also provides certain clerical, bookkeeping, accounting and administrative services necessary for the operation of the Registrant and maintenance of shareholder accounts.

Administrator

Each Fund pays an administration fee to Investment Company Administration ("ICA"), 2020 E. Financial Way, Suite 100, Glendora, CA 91741, to compensate ICA for providing administrative services. The services provided by ICA shall include, among others, the following: (i) prepare and coordinate reports and other materials to be supplied to the Board of Trustees of the Trust; (ii) prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports of filings required of the Trust and the Funds; (iii) prepare all required filings necessary for the sale of shares of the Funds in all states where the officers of the Trust deem it appropriate; (iv) coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; (v) coordinate the preparation and payment of Trust and Fund related expenses; (vi) conduct relations with, and monitor and oversee the activities of the Trust's and the Funds' servicing agents (i.e., transfer agent, custodian, fund accounting agent, attorneys, underwriters, brokers and dealers, corporate fiduciaries and banks) and such other persons in any such other capacity deemed to be necessary or desirable; (vii) review and adjust as necessary the Funds' daily expense accruals; (viii) maintain and keep such books and records of the Trust as required by law or for the proper operation of the Trust and the Funds other than those maintained and kept by the Trust's Adviser and other servicing agents; (ix) provide the Trust with (i) the services of persons competent to perform the administrative and clerical functions described herein, and (ii) personnel to serve as officers of the Trust; (x) provide the Funds with office space as well as administrative offices and such data processing facilities as are necessary for the performance of its duties under this Agreement; (xi) monitor each Fund's compliance with investment policies and restrictions as set forth in the Fund's currently effective Prospectus and Statement of Additional Information under the Securities Act of 1933 and (xii) perform such additional services as may be agreed upon by the Trust and the Administrator.

         ICA receive a monthly fee based on the scheduled provided below (however, the minimum Annual per fund fee is $25,000):

         Administration Services Fees:

           Basis Points                            Average Daily Net Assets
           .10%                                    First $200 million
           .05%                                    Next $300 million
           .03%                                    Thereafter

As of the end of the Funds' first fiscal year, the Funds had not yet commenced investment operations. As a result, no administrative fees were collected during the fiscal year ended December 31, 2000.

Independent Accountants

The Funds' independent accountants, Ernst & Young LLP, 233 S. Wacker Dr., Chicago, Illinois 60606-6301, audit and report on the Funds' annual financial statements, and perform other professional accounting, auditing and advisory services when engaged to do so by the Funds.

Fund Transactions and Brokerage

First Trust is responsible for decisions to buy and sell securities for each Fund and for the placement of a Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of policies. The selection of a broker-dealer may take into account the sale of products sponsored or advised by First Trust and/or its affiliates.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, First Trust considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Registrant. First Trust believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Advisory and Management Agreement provides that such higher commissions will not be paid by the Funds unless the adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Advisory and Management Agreement are not reduced as a result of receipt by First Trust of research services.

First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effects their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with a Fund. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Brokerage Commissions

As of the end of the Funds' first fiscal year, the Funds had not yet begun investment operations. As a result, no brokerage expenses were paid during the fiscal year ended December 31, 2000.

Code of Ethics

To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Registrants, First Trust and Nike Securities have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act of 1940. These Codes contain policies restricting securities trading in personal accounts of the portfolio Trustees and others who normally come into possession of information on portfolio transactions.

Purchases, Redemptions and Pricing of Interests

The Separate Accounts will purchase interests of the Funds at their net asset value. Interests are purchased using premiums received on Policies issued by the insurance companies. The Separate Accounts are funded by interests of the Registrants.

All investments in the Registrants are credited to the interest holder's account in the form of full and fractional interests of the designated Fund (rounded to the nearest 1/1000 of an interest). The Registrants do not issue interest certificates.

As stated in the applicable Prospectus, the net asset value ("NAV") of a Fund's interests is determined once each day on which the New York Stock Exchange (the "NYSE") is open ("Business Day") at the close of the regular trading session of the Exchange (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of a Fund's interests is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The per interest NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of interests outstanding. A Fund's net assets value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining NAV, portfolio securities for each Fund for which accurate market quotations are readily available will be valued by the fund accounting agent as follows:

         (1) Securities that are primarily traded on a national or foreign securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.

         (2) Securities primarily traded in the Nasdaq National Market
System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.

         (3) Over-the-counter ("OTC") securities which are not traded in the Nasdaq National Market System shall be valued at the most recent trade price. These prices are obtained by the pricing service from the National Quotation Bureau.

         (4) Quotations of foreign securities in a foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the New York Stock Exchange (the "NYSE"). Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

         (5) Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of 61 days or more, for which reliable market quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker.

         (6) Bonds and other fixed-income securities (other than the short-term securities described above) are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by a pricing service when the Board of Trustees believes that such prices reflect the fair market value of such securities.

         (7) Options on securities that are listed on an exchange shall be valued at the last sales price at the close of trading on such exchange or, if there was no sale on the applicable options exchange on such day, at the average of the quoted bid and asked prices as of the close of such exchange.

         (8) Futures contracts and options thereon traded on a commodities exchange or board of trade shall be valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

         (9) OTC options shall be valued at the mean between bid and asked prices provided by a dealer. On a monthly basis, the Adviser of a Portfolio holding such options shall obtain bid and asked prices from at least two other dealers engaged in OTC options transactions for the purpose of comparison with the then current valuations of OTC options written or held by the Portfolio. In addition, the Adviser on a daily basis will monitor the market prices on the securities underlyling the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

        (10) Options and futures positions or any other securities or assets for which reliable market quotations are not readily available shall each be valued at a price, supplied by a pricing service approved by the Board of Trustees, which is in the opinion of such pricing service representative of the market value of such securities or assets as of the time of determination of net asset value, it being the opinion of the Board of Trustees that the valuations supplied by such pricing service accurately reflect the fair market value of such securities or assets.

        (11) Any assets for which reliable market quotations are not available or for which the pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser to the Portfolio holding such assets does not represent fair value shall each be valued by the Valuation Committee in consultation with that Adviser, including its portfolio managers and its research and credit analysts, on the basis of the following factors: cost of the security or asset, transactions in comparable securities or assets, relationships among various securities and assets and such other factors as may be determined by that Adviser to affect materially the value of the security.

Where a security is traded on more than one exchange, or on an exchange as well as over-the-counter ("OTC"), the Adviser and Administrator will determine what market represents that on which the security is primarily traded.

The following are approved as the pricing services for the portfolio securities of the Portfolios: IDC Corp., ILX Systems Inc., J.J. Kenny & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., Muller Data Corp. and Quotron. The Adviser, in its discretion, may also use other pricing agents for a Portfolio's portfolio securities as may be necessary.

The Valuation Committee shall meet to consider any valuations for securities or assets for which market quotations are not readily available or are deemed inappropriate. If the Valuation Committee in consultation with the Adviser is unable to determine what it believes to be a fair value for such securities, the Adviser shall inform the Secretary of the Company and a meeting of the Board of Trustees shall be called forthwith to determine what action shall be taken to value the security. A Fund calculates net asset value per interest, and therefore effects sales, redemptions and repurchases of its interests, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the foreign portfolio securities used in such calculation.

The Registrants may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Company's investments or determination of its net assets is not reasonably practicable; or (c) during any period when the Securities and Exchange Commission may permit.

12b-1 Plan

The Registrants have adopted plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that interests of the Funds will be subject to an annual service fee.

Nike Securities serves as selling agent and distributor of the interests of the Funds. In this capacity, Nike Securities manages the offering of the Funds' interests and is responsible for all sales and promotional activities. In order to compensate Nike Securities for its costs in connection with these activities, each Fund has adopted a service plan under Rule 12b-1 under the Investment Company Act of 1940. Nike Securities uses the service fee to compensate the insurance companies for providing account services to Policy owners. These services include establishing and maintaining Policy owners' accounts, supplying information to Policy owners, delivering fund materials to Policy owners, answering inquiries, and providing other personal services to Policy owners. Each Fund may spend up to .25 of 1% per year of the average daily net assets of its interests as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate Nike Securities for expenses incurred in connection with the sale and distribution of a Fund's interests including, without limitation, compensation of its sales force, expenses of printing and distributing prospectuses to persons other than interest holders or policy owners, expenses of preparing, printing and distributing advertising and sales literature and reports to interests holders and Policy owners used in connection with the sale of a Fund's interests, certain other expenses associated with the distribution of interests of the Funds, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees of the applicable Fund. As of the end of the Funds' first fiscal year, the Funds had not yet commenced investment operations. As a result, no 12b-1 service fees were paid during the fiscal year ended December 31, 2000.

Under each Registrant's Plan, the Registrant will report quarterly to the Board of Trustees for its review all amounts expended under the Plan. A Plan may be terminated at any time with respect to any Fund, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in a Plan or by vote of a majority of the outstanding voting securities of such Fund. A Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in a Plan cast in person at a meeting called for the purpose of voting on the Plan. A Plan may be continued only if the Trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under the applicable law, that there is a reasonable likelihood that the Plan will benefit a Fund and its shareholders. A Plan may not be amended to increase materially the cost which a Fund may bear under the Plan without the approval of the interest holders of the affected Fund, and any other material amendments of a Plan must be approved by the non-interested Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of a Plan, the selection and nomination of the non-interested Trustees of the Registrant will be committed to the discretion of the non-interested Trustees then in office.

Additional Information

Voting Rights and General Fund Information

Interest holders are entitled to one vote for each interest held. Interest holders may vote on the election of Trustees and on other matters submitted to meetings of interest holders. In regard to certain matters including termination, merger, or a change of investment restrictions, the right to vote is limited to the holders of interests of the particular Fund affected by the proposal. When a majority is required, it means the lesser of 67% or more of the interests present at a meeting when the holders of more than 50% of the outstanding interests are present or represented by proxy, or more than 50% of the outstanding interests.

To the extent required by applicable law, the insurance companies will solicit voting instructions from owners of variable annuity Policies. All interests in each Fund will be voted by the insurance companies in accordance with voting instructions received from such variable annuity Policy owners. The insurance companies will vote all of the interests which it is entitled to vote in the same proportion as the voting instructions given by variable annuity Policy owners, on the issues presented.

Each issued and outstanding interest in a Fund is entitled to participate equally in dividends and distributions, if any, declared by its corresponding Fund, and in the net assets of the Fund remaining upon liquidation or dissolution after outstanding liabilities are satisfied. The interests of each Fund, when issued, are fully paid and non-assessable. They have no preemptive, conversion, cumulative dividend or similar rights. They are not freely transferable. The FT Funds can only be owned by the Allmerica Separate Account. The First Defined Funds may only be owned by the Allmerica Separate Account and other separate accounts. Interests in a Fund do not have cumulative rights. This means that owners of more than half of the FT Fund's or the First Defined Fund's interests voting for election of Trustees of such Fund can elect all the Trustees of such Fund if they so choose. Then, the remaining interest owners would not be able to elect any Trustees.

The Board of Trustees of the Funds has the right to establish additional series in the future, to change those series and to determine the preferences, voting powers, rights and privileges thereof.

The Funds are not required and do not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

With regard to the First Defined Fund, under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the First Defined Fund contains an express disclaimer of shareholder liability for acts or obligations of the First Defined

Fund and requires that notice of this disclaimer be given in each contract agreement, obligation or instrument entered into or executed by the First Defined Fund, the Trustees or Officers. The First Defined Fund Declaration of Trust further provides for indemnification out of the assets of the First Defined Fund for all losses and expenses of any shareholder held personally liable for the obligations of the First Defined Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the First Defined Fund or the applicable Fund itself was unable to meet its obligations. The First Defined Fund believes the likelihood of the occurrence of these circumstances is remote.

Shareholder Inquiries

All inquiries regarding a Registrant should be directed to the applicable Fund at 1-800-621-1675 or by writing the applicable Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

Tax Status

Federal Income Tax Matters

The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Funds.

First Defined Fund

Each First Defined Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, each Sector Fund (i) must elect to be treated as a regulated investment company and
(ii) for each taxable year thereafter must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders.

First, each First Defined Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, each First Defined Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value that 5% of the value of the Fund's total assets and to not more that 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, each First Defined Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addition, to the extent a First Defined Fund timely distributes to shareholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." Each First Defined Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax. A First Defined Fund may retain for investment its net capital gain. However, if a First Defined Fund retains any net capital gain or any investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. If a First Defined Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a First Defined Fund will be increased by an amount equal to the difference between the amount of such includible gains and the tax deemed paid by such shareholder in respect of such shares. Each First Defined Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest and net capital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

If a First Defined Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the First Defined Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long term capital gains into short-term capital losses and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Prior to purchasing shares in a First Defined Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution and will be subject to federal income tax to the extent it is a distribution of ordinary income or capital gain.

In any taxable year of a First Defined Fund, distributions from the First Defined Fund, other than distributions which are designated as capital gains dividends, will to the extent of the earnings and profits on the First Defined Fund, constitute dividends for Federal income tax purposes which are taxable as ordinary income to shareholders. To the extent that distributions to a shareholder in any year exceed a First Defined Fund's current and accumulated earnings and profits, they will be treated as a return of capital and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. Distributions of a First Defined Fund's net capital gain which are properly designated as capital gain dividends by the First Defined Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. Distributions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, return of capital or exempt-interest dividends) even if reinvested in additional shares of a First Defined Fund.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a First Defined Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

The redemption or exchange of the shares of a First Defined Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is generally subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). For tax years beginning after December 31, 2000, the 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property with a holding period of more than five years. However, the reduction of the 20% rate to 18% applies only if the holding period for the property begins after December 31, 2000. Therefore, you will not be eligible for the 18% capital gain rate on assets for which your holding period began before January 1, 2001. However, if you are an individual, you may elect to treat certain assets you hold on January 1, 2001 as having been sold for their fair market value on the next business day after January 1, 2001 for purposes of this holding period requirement. If you make this election for an asset, the asset would be eligible for the 18% rate if it is held by you for more than five years after this deemed sale. If you make this election, you must recognize any gain from this demand sale, but any loss is not recognized. In the case of capital gains dividends, the determination of which portion of the capital gain dividend, if any, that may be treated as long-term gain from property held for more than five years eligible for the 18% (or 8%) tax rate will be made based on regulations prescribed by the United States Treasury. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the share. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Note that if a sale of shares held for less than six months results in loss, the loss will be treated as a long-term capital loss to the extent of any capital gain distribution made with respect to such shares during the period those shares are held by the shareholder.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions." In addition, the Code includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting national principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Shareholders and prospective investors should consult with their tax advisers regarding the potential effect of these provisions on their investment in shares of a First Defined Fund.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by a First Defined Fund as long as the shares of the First Defined Fund are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of a First Defined Fund are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other non-corporate) shareholders in excess of the distributions received from the First Defined Fund.

All or a portion of a sales load paid in purchasing shares of a First Defined Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the First Defined Fund or another fund are subsequently acquired without payment of a sales load or with the payment of a reduced sales load pursuant to the reinvestment or exchange privilege. Any disregarded portion of such load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a First Defined Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a First Defined Fund if the shareholder purchases other shares of the First Defined Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the First Defined Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

If in any year a First Defined Fund should fail to qualify under Subchaper M for tax treatment as a regulated investment company, the First Defined Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the First Defined Fund's available earnings and profits.

Each First Defined Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the First Defined Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

A shareholder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from a First Defined Fund which constitute dividends for Federal income tax purposes (other than dividends which a First Defined Fund designates as capital gain dividends) will be subject to United States income taxes, including withholding taxes. However, distributions received by a foreign investor from a First Defined Fund that are designated by a First Defined Fund as capital gain dividends should not be subject to United States Federal income taxes, including withholding taxes, if all of the following conditions are met:
(i) the capital gain dividend is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) the foreign investor (if and individual) is not present in the United States for 183 days or more during his or her taxable year, and (iii) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Fund to obtain a Form W-8BEN which must be filed with such First Defined Fund and refiled every three calendar years thereafter). Foreign investors should consult their tax advisors with respect to United States tax consequences of ownership of Shares. Units in a First Defined Fund and First Defined Fund distribution may also be subject to state and local taxation and Shareholders should consult their tax advisors in this regard.

Generally, First Defined Fund dividends are not eligible for the 20% dividends-received deduction for corporations. However, a corporate shareholder may be entitled to a 70% dividends received deduction with respect to any portion of such shareholder's ordinary income dividends which are attributable to dividends received by a First Defined Fund on certain domestic Equity Securities (other than corporate shareholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). Each First Defined Fund will designate the portion of any taxable dividend which is eligible for this deduction. However, a corporate shareholder should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Shares of a First Defined Fund) must generally be held at least 46 days (as determined under, and during the period specified in, Section 246(c) of the Code). Regulations have been issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. Moreover, the allowable percentage of the deduction will generally be reduced from 70% if a corporate shareholder owns Shares of a First Defined Fund the financing of which is directly attributable to indebtedness incurred by such corporation. To the extent dividends-received by a First Defined Fund are attributable to foreign corporations, a corporate shareholder will not be entitled to the dividends received deduction with respect to its share of such foreign dividends since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. It should be noted that payments to a First Defined Fund of dividends on equity Securities that are attributable to foreign corporations may be subject to foreign withholding taxes. Corporate shareholders should consult with their tax advisers with respect to the limitations on, and possible modifications to, the dividends received deduction.

Foreign currency gains and losses realized by a Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payable or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if a Fund sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased; if such transactions result in lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

Each First Defined Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Internal Revenue Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of a Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must meet certain other requirements. If such an election is made, shareholders of a First Defined Fund, because they are deemed to own a pro rata portion of the foreign securities held by the First Defined

Fund, must include in their gross income, for federal income tax purposes, both their portion of dividends received by such First Defined Fund and also their portion of the amount which the First Defined Fund deems to be the shareholders' portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the First Defined Fund from its foreign investments. Shareholders may then subtract from their federal income tax the amount of such taxes withheld, or else treat such foreign taxes as deductions from gross income; however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduction is subject to certain limitations. The Code imposes a required holding period for such credits. Shareholders should consult their tax advisers regarding this election and its consequences to them.

If a First Defined Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. However, each Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends paid deduction. Each shareholder would then include in his gross income, and treat as paid by him, his proportionate share of the foreign taxes paid by the Fund.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through a Fund, the Board of Trustees of each Fund will promptly review the policies of the Fund to determine whether significant changes in its investments are appropriate.

General

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of a Sector Fund and its shareholders and relates only to the federal income tax status of a First Defined Fund and to the tax treatment of distributions by a First Defined Fund to United States shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of a First Defined Fund and the income tax consequences to its shareholders, as well as with respect to foreign, state and local tax consequences of ownership of First Defined Fund shares.

FT Fund

The FT Fund is not a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The FT Fund nonetheless does not pay federal income tax on its interest, dividend income or capital gains, because as a limited liability company whose interests are sold only to a Separate Account, the FT Fund is disregarded as an entity for purposes of federal income taxation, assuming that the FT Fund meets the diversification requirements of Section 817 of the Code. Allmerica, through the Separate Account, is treated as owning the assets of the FT Fund which are the collective assets of the FT Funds directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Under current tax law, interest, dividend income and capital gains of the FT Fund are not taxable to the FT Fund, and are not currently taxable to Allmerica or to Policy owners, when left to accumulate within a variable annuity Policy. Tax disclosure relating to the variable annuity Policies that offer the FT Fund as an investment alternative is contained in the prospectuses for those Policies.

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that hold assets purchased under contracts such as the variable annuity Policies (that is, the assets of the Funds). Failure to satisfy those standards at any time would result in imposition of Federal income tax on a variable annuity Policy owner with respect to the increase in the value of the variable annuity Policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity Policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury Regulations amplify the diversification standards set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified only if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

Each FT Fund will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a FT Fund.

                            FIRST DEFINED SECTOR FUND

                                     PART C

                                OTHER INFORMATION

Note: Items 23-30 have been answered with respect to all investment portfolios (Funds) of the Registrant.

Item 23. Exhibits

Exhibit
Number   Description
-------  -----------

(a)      Declaration of Trust of the Registrant.(3)

(b)      By-Laws of the Registrant.(2)

(c)      Establishment and Designation of Series of Shares of Beneficial Interest.(2)

(d)      Investment Advisory and Management Agreement between Registrant and First Trust Advisors L.P.(3)

(e)      Distribution Agreement between Registrant and Nike Securities L.P.(3)

(f)      Not Applicable.

(g)      Form of Custodian Agreement between the Registrant and PFPC Trust Company.(2)

(h)(1)   Form of Administration Agreement between Registrant and Investment Company Administration.(2)

(h)(2)   Form of Transfer Agency and Service Agreement.(2)

(i)(1)   Opinion and Consent of Chapman and Cutler dated December 28, 2000.(2)

(i)(2)   Opinion and Consent of Bingham Dana LLP dated December 15, 2000.(2)

(i)(3)   Opinion and Consent of Chapman and Cutler dated April 30, 2001.(3)

(j)      Not Applicable.

(k)      Not Applicable.

(l)      Not Applicable.

(m)      12b-1 Service Plan.(2)

(n)      Not Applicable.

(p)      Code of Ethics of the Registrant, First Trust Advisors L.P. and Nike Securities L.P.(2)

(z)      Original Powers of Attorney for Messrs. Bartel, Bowen, Erickson,  Fitzgerald, and Nielson,  authorizing, among others, James A. Bowen and W. Scott Jardine to execute the Registration Statement.(2)

           (1) Incorporated by reference to the initial registration filed on Form N-1A of the Registrant.
           (2) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-1A of the Registrant.
           (3) Filed herewith.

Item 24.  Persons controlled by or under Common Control with Registrant

Not Applicable

Item 25.  Indemnification

Section 4 of the Registrant's Declaration of Trust provides as follows:

Section 4. Indemnification. Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

         No indemnification shall be provided hereunder to a Covered Person:

                   (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                   (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

                   (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

                            (i) by a vote of a  majority  of the  Dis-
                  interested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                           (ii) by written opinion of independent legal counsel.

         The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

         Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this
Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

                   (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                   (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this `Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

         As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $500,000 (with a maximum deductible of $50,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Limited Liability Company Agreement of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the even that a claim for indemnification is against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser

First Trust Advisors L.P. ("First Trust") serves as investment adviser to the funds and also serves as adviser or subadviser to over 50 mutual funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

The principal business of certain of First Trust's principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by Nike Securities L.P. ("Nike Securities"). Nike Securities principal address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

                                                            Other Business, Profession, Vocation or Employment
Name and Position with First Trust                          During Past Two Years

James A. Bowen, President                                   President, Nike Securities.

Ronald Dean McAlister, Managing Director                    Managing Director, Nike Securities.

Charles Henry Bradley, Jr., Senior Vice President           Senior Vice President, Nike Securities; Chief
                                                            Investment Officer, CornerStone Investment Advisors.
Mark R. Bradley, Chief Financial Officer and Managing       Chief Financial Officer and Managing Director, Nike
Director                                                    Securities.


Robert W. Bredemeier, Managing Director                     Managing Director, Nike Securities.

Susan Marie Brix, Ass't Portfolio Manager                   Representative, Nike Securities.

Robert Franklin Carey, Senior Vice President                Senior Vice President, Nike Securities.

Jon Carl Erickson, Vice President                           Vice President, Nike Securities.

Frank Leonard Fichera, Managing Director                    Managing Director, Nike Securities.
David Brooks Field, Senior Vice President and Chief         Senior Vice President, Nike Securities; Of Counsel,
Investment Officer                                          Johnson, Westra, Attorneys; Adjunct Professor of
                                                            Finance, Kellstadt Graduate School of Business, DePaul
                                                            University.

William Scott Jardine, General Counsel                      Senior Vice President, General Counsel, Nike Securities.

David Gerard McGarel, Evaluations Supervisor                Evaluations Supervisor, Nike Securities; Manager,
                                                            Bansley & Kiener, L.L.P., Nike Securities Corporation,
                                                            General Partners, Grace Partners of DuPage L.P.

Robert Steven Swiatek, Vice President                       Vice President of Nike Securities; Analyst, Griffin,
                                                            Kubic, Stephens & Thompson.

Item 27.  Principal Underwriters

(a) Nike Securities L.P. serves as principal underwriter of the shares of the Fund. Nike Securities serves as principal underwriter and depositor of the following investment companies registered as unit investment trusts: the First Trust Combined Series, FT Series (formerly known as the First Trust Special Situations Trust), the First Trust Insured Corporate Trust, the First Trust of Insured Municipal Bonds, the First Trust GNMA and two other Mutual Funds, First Defined Portfolio Fund, LLC and FT Defined Portfolio LLC.

(b)

Name and Principal Business                   Positions and Offices              Positions and Offices with
Address                                       with Underwriter                   Fund
--------------------------------------------- ----------------------------------- ---------------------------

Nike Securities Corporation                   General Partner                     None
1001 Warrenville Road
Lisle, IL 60532

Grace Partners of DuPage L.P.                 Limited Partner                     None

James A. Bowen                                President                           President, Chairman of the Board,
1001 Warrenville Road                                                             Chief Financial Officer, Trustee
Lisle, IL 60532

Ronald D. McAlister                           Managing Director                   None
1001 Warrenville Road
Lisle, IL 60532

R. Scott Hall                                 Managing Director                   None
1001 Warrenville Road
Lisle, IL 60532

Frank L. Fichera                              Managing Director                   None
1001 Warrenville Road
Lisle, IL 60532


Richard A. Olson                              Managing Director                   None
1001 Warrenville Road
Lisle, IL 60532

Mark R. Bradley                               Chief Financial Officer, Managing   Treasurer, Chief Financial
1001 Warrenville Road                         Director                            Officer and Chief Accounting
Lisle, IL 60532                                                                   Officer

Robert W. Bredemeier                          Managing Director                   None
1001 Warrenville Road
Lisle, IL 60532

David B. Field                                Senior Vice President               Vice President
1001 Warrenville Road
Lisle, IL 60532

Andrew S. Roggensack                          Managing Director                   None
1001 Warrenville Road
Lisle, IL 60532

William S. Jardine                            General Counsel                     Secretary
1001 Warrenville Road
Lisle, IL 60532

Russell Graham                                Managing Director                   None
1001 Warrenville Road
Lisle, IL  60532

(c)      Not Applicable.

Item 28.  Location of Accounts and Records

First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, maintains the Registrant's organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 2000 Philadelphia, PA 19153, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchase and sales, and all other required records not maintained by First Trust Advisors L.P.

ICA Fund Services Corp., 4455 E. Camelback, Road, Suite 261E, Phoenix, AZ 85018, maintains all the required records in its capacity as transfer, accounting, dividend payment and interest holder service agent for the Registrant.

Item 29.  Management Services

Not Applicable

Item 30.  Undertakings

Not Applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lisle, and the State of Illinois on the 30th day of April, 2001.

                               FIRST DEFINED SECTOR FUND


                               By:     /s/ James A. Bowen
                                      ----------------------------------------
                                         James A. Bowen
                                         President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following person in the capacity and on the date indicated.

Signature                     Title                                 Date
-----------------------       -----------------------------------   ---------------------------

     /s/ Mark R. Bradley      Treasurer, Controller and Chief       April 30, 2001
----------------------------  Financial and Accounting Officer
       Mark R. Bradley

     /s/ James A. Bowen       President and Trustee                 April 30, 2001
----------------------------
       James A. Bowen

      Robert J. Bartel        Trustee        )                      By /s/ James A. Bowen
                                                                    ----------------------------
                                             )                      James A. Bowen
                                             )                      Attorney-in-Fact
     Richard E. Erickson      Trustee        )
                              Trustee        )
    Patrick M. Fitzgerald                    )
                              Trustee        )                      April 30, 2001
       Niel B. Nielson


An original power of attorney authorizing, among others, James A. Bowen and W. Scott Jardine to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, has been executed and is filed with the Securities and Exchange Commission.

                                  EXHIBIT INDEX

Exhibit
Number     Description
------     -----------
(a)        Declaration of Trust of the Registrant.

(d) Investment Advisory and Management Agreement between Registrant and First Trust Advisors L.P.

(e)        Distribution Agreement between Registrant and Nike Securities L.P.

(i)(3)     Opinion and Consent of Chapman and Cutler.